UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Information required in proxy statement
Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INFLECTION POINT ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF INFLECTION POINT ACQUISITION CORP. II
167 Madison Avenue, Suite 205 #1017
New York, NY 10016

Dear Inflection Point Acquisition Corp. II Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of Inflection Point Acquisition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on November 11, 2024, at 11:00 a.m., New York Time (the “Extraordinary General Meeting”), at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionii/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 9131236#

The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals set forth herein.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•        Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Company’s current Amended and Restated Memorandum of Association and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which the Company has to consummate a Business Combination (as defined in the Articles) (the “Extension”) from November 30, 2024 (the “Termination Date”) to August 21, 2025 (as extended, the “Extended Date” and such proposal, the “Extension Proposal”);

•        Proposal No. 2 — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s board of directors (the “Board”), for a full term of three years or until their successors are elected and qualified or otherwise as provided for in the Articles (the “Director Election Proposal”); and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

As previously disclosed, on August 21, 2024, the Company entered into the Business Combination Agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”) with USA Rare Earth, LLC, a Delaware limited liability company (“USARE”) and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination”. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 22, 2024.

The purpose of the Extension Proposal is to allow the Company additional time to complete the Proposed Business Combination or another initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Articles provide that the Company has until November 30, 2024 to complete an initial business combination. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension.

If the Extension Proposal is not approved, the Company will be unable to consummate the Proposed Business Combination or any other initial business combination by the Termination Date, in accordance with the Articles. Accordingly, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”) included in the units (the “Units”) sold in the Company’s initial public offering (such offering, the “IPO” and such Class A Shares, the “Public Shares”) for a pro rata portion of the funds held in the trust account established in connection with the IPO (the “Trust Account”), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

While the Company is working toward satisfaction of the conditions to complete the Proposed Business Combination, there will not be sufficient time before the Termination Date to complete the Proposed Business Combination or any other initial business combination. In addition, pursuant to the Business Combination Agreement, the Company is obligated to complete and implement the Extension. If the Company fails to obtain shareholder approval of the Extension Proposal, USARE will be entitled to terminate the Business Combination Agreement. Given the Company’s expenditure of time, effort and money searching for an initial business combination and negotiating the Proposed Business Combination, the Board believes that in order for the Company to have sufficient time to complete the Proposed Business Combination or another initial business combination, to enable the Company to meet its obligations under the Business Combination Agreement and to provide shareholders the opportunity to consider an investment opportunity in connection with the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, it is in the best interests of the Company’s shareholders to adopt the Extension Proposal and extend the date by which the Company has to consummate an initial business combination to August 21, 2025, the Extended Date.

The purpose of the Director Election Proposal is to elect two Class I directors to serve on the Board.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Extension Proposal or if we otherwise determine that additional time is necessary to effectuate the Extension.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection herewith, you will retain the right to vote on the Proposed Business Combination (or any other initial business combination) when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Proposed Business Combination with USARE) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination (or any other initial business combination) is approved and completed or in the event the Company has not consummated the Proposed Business Combination or another initial business combination by the Extended Date.

Subject to applicable securities laws (including with respect to material nonpublic information) and the Companies Act, the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, we or they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.74 per share, based on the amounts held in the Trust Account as of the Record Date (as defined below)); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

If the Extension Proposal is approved, and the Extension is implemented, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote for or against the Extension Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date (as defined below) established for the Extraordinary General Meeting. If the Extension is implemented, the remaining public shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Proposed Business Combination or another initial business combination, subject to any limitations set forth in our Articles, as amended. In addition, public shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

On the Record Date, the redemption price per Public Share was approximately $10.74 based on the aggregate amount on deposit in the Trust Account of approximately $268.5 million as of such date (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on October 4, 2024 was $10.83. Accordingly, if the market price and redemption price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.09 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its public shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to keep their investments for an additional period of time until the earliest of (i) the Extended Date, (ii) the completion of the Proposed Business Combination or another initial business combination or (iii) the earlier liquidation of the Trust Account by the Board.

Subject to the foregoing, the approval of the Extension Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

Approval of each of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

The Board has fixed September 16, 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in connection with the Extraordinary General Meeting regardless of whether or not they vote at the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal, the Director Election Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

The Company’s directors and officers and others have interests in the Extension Proposal and the Director Election Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of our securities. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Company’s Officers, Directors and Others” in the accompanying proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Proposal, the Director Election Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

By Order of the Board of Directors of Inflection Point Acquisition Corp. II
/s/ Michael Blitzer
Michael Blitzer
Chairman of the Board and Chief Executive Officer
October 7, 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Each of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Director Election Proposal or Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on November 11, 2024: The notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 are available at https://www.cstproxy.com/inflectionpointacquisitionii.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON NOVEMBER 7, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF INFLECTION POINT ACQUISITION CORP. II.
TO BE HELD ON NOVEMBER 11, 2024

To the Shareholders of Inflection Point Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting (the “Extraordinary General Meeting”) of the shareholders of Inflection Point Acquisition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on November 11, 2024, at 11:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionii/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 9131236#

The Extraordinary General Meeting may be held at such other time, or on such other date and at such other place to which the meeting may be postponed or adjourned. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless the Company determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in the accompanying proxy statement, which is dated October 7, 2024 and is first being mailed to shareholders on or about that date:

•        Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Company’s current Amended and Restated Memorandum of Association and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which the Company has to consummate a Business Combination (as defined in the Articles) (the “Extension”) from November 30, 2024 (the “Termination Date”) to August 21, 2025 (as extended, the “Extended Date” and such proposal, the “Extension Proposal”);

The text of the special resolution is as follows:

“RESOLVED, as a special resolution, that effective as of the earlier of the filing this amendment with the Cayman Registrar and November 29, 2024, unless the Board earlier resolves to abandon this amendment, the text of Article 51.7 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In the event that the Company does not consummate a Business Combination by August 21, 2025, such earlier time as the Directors may approve or such later time as the Members may approve in accordance with the Articles, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then issued Public Shares, which redemption will constitute full and complete payment for such Public Shares and completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions or other distributions, if any), subject to any obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

RESOLVED, as a special resolution, that effective as of the earlier of the filing this amendment with the Cayman Registrar and November 29, 2024, unless the Board earlier resolves to abandon this amendment, the text of Article 51.8 of the Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by August 21, 2025, such earlier time as the Directors may approve or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other material provisions relating to Members’ rights or pre-initial Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

•        Proposal No. 2 — Director Election Proposal — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s board of directors (the “Board”), for a full term of three years or until their successors are elected and qualified or otherwise as provided for in the Articles (the “Director Election Proposal”).

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, each of Erica Dorfman and Elliot Richmond be elected as a Class I director of the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal in accordance with and subject to the Articles.”

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension. This proposal is referred to as the “Adjournment Proposal”.

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or the Board determines that additional time is necessary to effectuate the Extension be confirmed, adopted, approved and ratified in all respects.”

As previously disclosed, on August 21, 2024, the Company entered into the Business Combination Agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”) with USA Rare Earth, LLC, a Delaware limited liability company (“USARE”) and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination”. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 22, 2024.

The purpose of the Extension Proposal is to allow the Company additional time to complete the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Articles provide that the Company has until November 30, 2024 to complete an initial business combination. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension.

If the Extension Proposal is not approved, the Company will be unable to consummate the Proposed Business Combination or any other initial business combination by the Termination Date, in accordance with the Articles. Accordingly, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”) included in the units (the “Units”) sold in the Company’s initial public offering (such offering, the “IPO” and such Class A Shares, the “Public Shares”) for a pro rata portion of the funds held in the trust account established in connection with the IPO (the “Trust Account”), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

While the Company is working toward satisfaction of the conditions to complete the Proposed Business Combination, there will not be sufficient time before the Termination Date to complete the Proposed Business Combination or any other initial business combination. In addition, pursuant to the Business Combination Agreement, the Company is obligated to complete and implement the Extension. If the Company fails to obtain shareholder approval of the Extension Proposal, USARE will be entitled to terminate the Business Combination Agreement. Given the Company’s expenditure of time, effort and money searching for an initial business combination and negotiating the Proposed Business Combination, the Board believes that in order for the Company to have sufficient time to complete the Proposed Business Combination or another initial business combination, to enable the Company to meet its obligations under the Business Combination Agreement and to provide shareholders the opportunity to consider an investment opportunity in connection with the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, it is in the best interests of the Company’s shareholders to adopt the Extension Proposal and extend the date by which the Company has to consummate an initial business combination to August 21, 2025, the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, in order to provide additional time to solicit votes in favor of the Extension Proposal or to effectuate the Extension.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection herewith, you will retain the right to vote on the Proposed Business Combination (or any other initial business combination) when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such transaction) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Proposed Business Combination (or any other initial business combination) is approved and completed or in the event that the Company has not consummated with Proposed Business Combination or another initial business combination by the Extended Date.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, we or they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.74 per share, based on the amounts held in the Trust Account as of the Record Date); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

Public shareholders may elect to redeem their Public Shares if the Extension Proposal is approved, and the Extension is implemented, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote for or against the Extension Amendment, or do not vote at all, and regardless of whether they hold their shares on the

Record Date (as defined below) established for the Extraordinary General Meeting. If the Extension is implemented, the remaining public shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Proposed Business Combination (or any other initial business combination), subject to any limitations set forth in our Articles, as amended. In addition, public shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Proposed Business Combination or another initial business combination by the Extended Date.

On the Record Date, the redemption price per Public Share was approximately $10.74, based on the aggregate amount on deposit in the Trust Account of approximately $268.5 million as of such date (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on October 4, 2024 was $10.83. Accordingly, if the market price and redemption price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.09 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its public shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to keep their investments for an additional period of time until the earliest of (i) the Extended Date, (ii) the completion of the Proposed Business Combination or another initial business combination or (iii) the earlier liquidation of the Trust Account by the Board.

Subject to the foregoing, the approval of each of the Extension Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

Approval of each of the Director Election Proposal and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Record holders of Ordinary Shares on September 16, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were (i) 25,000,000 issued and outstanding Class A Shares, of which 25,000,000 were Public Shares, and (ii) 6,250,000 Class B Shares issued and outstanding. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the Proposals to be considered. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and give instructions to vote your shares.

This proxy statement is dated October 7, 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Inflection Point Acquisition Corp. II.
/s/ Michael Blitzer
Michael Blitzer
Chairman of the Board and Chief Executive Officer
October 7, 2024

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “anticipates” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “will,” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the Company’s ability to obtain approval of its shareholders of the Proposed Business Combination and to complete the Proposed Business Combination, or, if the Business Combination Agreement is terminated in accordance with its terms, obtain approval of its shareholders of and complete another initial business combination;

•        The anticipated benefits of the Proposed Business Combination or another initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the Proposed Business Combination or another initial business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

•        the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•        our potential ability to obtain additional financing, if needed, to complete the Proposed Business Combination or any other initial business combination;

•        our financial performance; and

•        our ability to maintain our listing on Nasdaq.

While forward-looking statements reflect the Company’s good faith beliefs as of the date of this proxy statement, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section of this proxy statement entitled “Risk Factors” below, the Company’s Annual Report on Form 10-K, filed with the SEC on April 2, 2024, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.     Why am I receiving this proxy statement?

A.     The Company is a special purpose acquisition company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most special purpose acquisition companies, the Articles provide for the return of the proceeds from the Company’s IPO held in the Trust Account to the public shareholders if there is no qualifying business combination(s) consummated on or before the Termination Date.

On May 30, 2023, the Company consummated the IPO of 25,000,000 Units, including the issuance of 3,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “Public Shares”) and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, the Company completed the private placement of 7,650,000 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, to the Sponsor and Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,650,000. Of the 7,650,000 Private Placement Warrants, the Sponsor purchased 6,000,000 Private Placements Warrants and the Representative purchased 1,650,000 Private Placement Warrants. Following the closing of the IPO and over-allotment, a total of $251,250,000 from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Private Placement Warrants was placed in the Trust Account.

As previously disclosed, on August 21, 2024, the Company entered into the Business Combination Agreement with USARE and Merger Sub. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 22, 2024.

The Company’s prospectus for its initial public offering and its Articles provide that the Company has until November 30, 2024 to complete an initial business combination. While the Company is working toward satisfaction of the conditions to complete the Proposed Business Combination, there will not be sufficient time before the Termination Date to complete the Proposed Business Combination or any other initial business combination. In addition, pursuant to the Business Combination Agreement, the Company is obligated to complete and implement the Extension. If the Company fails to obtain shareholder approval of the Extension Proposal, USARE will be entitled to terminate the Business Combination Agreement. Given the Company’s expenditure of time, effort and money searching for an initial business combination and negotiating the Proposed Business Combination, the Board believes that in order for the Company to have sufficient time to complete the Proposed Business Combination or another initial business combination, to enable the Company to meet its obligations under the Business Combination Agreement and to provide shareholders the opportunity to consider an investment opportunity in connection with the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, it is in the best interests of the Company’s shareholders to adopt the Extension Proposal and extend the date by which the Company has to consummate an initial business combination to August 21, 2025, the Extended Date. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension.

Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

If the Extension Proposal is not approved, the Company will be unable to consummate the Proposed Business Combination or any other initial business combination by the Termination Date, in accordance with the Articles. Accordingly, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held on November 11, 2024, at 11:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionii/2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q.     What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.     The Company’s shareholders are being asked to consider and vote on the following proposals:

•        Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Articles in the form set forth in Annex A to this proxy statement, to extend the date by which the Company has to consummate a Business Combination from November 30, 2024 to August 21, 2025;

•        Proposal No. 2 — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s Board, for a full term of three years or until their successors are elected and qualified or otherwise as provided for by the Articles; and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension.

Q.     Are the proposals conditioned on one another?

A.     No. None of the proposals is conditioned on the approval of any other proposal.

Q.     Why is the Company proposing the Extension Proposal, and why does the Board recommend that I vote “FOR” the Extension Proposal?

A.     The Articles currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before the Termination Date.

Given the Company’s expenditure of time, effort and money searching for an initial business combination and negotiating the Proposed Business Combination, the Board believes that in order for the Company to have sufficient time to complete the Proposed Business Combination or another initial business combination, to enable the Company to meet its obligations under the Business Combination Agreement and to provide shareholders the opportunity to consider an investment opportunity in connection with the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, it is in the best interests of the Company’s shareholders to adopt the Extension Proposal and extend the date by which the Company has to consummate an initial business combination to August 21, 2025, the Extended Date. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension.

Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

You are not being asked to vote on the Proposed Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Proposed Business Combination will occur at an extraordinary general meeting of the Company’s shareholders, to be held on at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such separate meeting, and the related right of the Company’s shareholders to redeem in connection with the Proposed Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Proposal is not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is not approved, the Company will be unable to consummate the Proposed Business Combination or any other initial business combination by the Termination Date, in accordance with the Articles. Accordingly, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

The Board unanimously recommends that you vote “FOR” the Extension Proposal.

Q.     Why is the Company proposing the Director Election Proposal, and why does the Board recommend that I vote “FOR” the Director Election Proposal?

A.     Ms. Dorfman and Mr. Richmond have served on our Board since May 24, 2023. Our Board believes that the stability and continuity of our Board is important as we continue to work to complete the Proposed Business Combination.

The Board unanimously recommends that you vote “FOR” the Director Election Proposal.

Q.     Why is the Company proposing the Adjournment Proposal, and why does the Board recommend that I vote “FOR” the Adjournment Proposal?

A.     If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, the Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

Q.     What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.     The approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Extension Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Extension Proposal assuming a quorum is present. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

The Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Director Election Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Director Election Proposal assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least one third (1/3) of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal, the Director Extension Proposal and the Adjournment Proposal.

Q.     How will the Sponsor vote?

A.     The Sponsor has advised the Company that it intends to vote any Ordinary Shares over which it has voting control, in favor of the Extension Proposal, the Director Election Proposal, and, if necessary, the Adjournment Proposal.

The Sponsor is not entitled to redeem any Ordinary Shares in connection with the Extension Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 6,250,000 Class B Share, representing 20% the Company’s issued and outstanding Ordinary Shares.

Q.     What if I do not want to vote “FOR” the Extension Proposal, the Director Election Proposal or the Adjournment Proposal?

A.     If you do not want the Extension Proposal, the Director Election Proposal or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, or if you do not provide instructions to vote to your broker, bank or nominee your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal, the Director Election Proposal or the Adjournment Proposal.

If you vote to “ABSTAIN” such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposal, the Director Election Proposal or Adjournment Proposal.

If the Extension Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.     What happens if the Extension Proposal is not approved?

A.     If there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Proposal is not approved, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

Q.     If the Extension Proposal is approved, what happens next?

A.     If the Extension Proposal is approved and the Extension is implemented, the Company intends to file the amendments to the Articles in substantially the form that appears in Annex A hereto with the Cayman Islands Registrar of Companies and will continue to attempt to consummate the Proposed Business Combination, or if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, until the Extended Date. If the Extension Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of the funds available in the Trust Account with respect to redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

Q.     Am I still able to exercise my redemption rights in connection with a Proposed Business Combination?

A.     If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with the Proposed Business Combination. Further, you will retain the right to vote with respect to such Proposed Business Combination if you are a holder of Public Shares on the record date established in connection with the shareholder approval of such Proposed Business Combination. The Extraordinary General Meeting described in this proxy statement does not affect your right to elect to redeem your Public Shares in connection with the Proposed Business Combination, subject to any limitations set forth in the Articles (including the requirement to submit any request for redemption in connection with the Proposed Business Combination with USARE on or before the date that is two business days before the initial scheduled date of the extraordinary general meeting of the Company’s shareholders to vote on the Proposed Business Combination).

Q.     Do I need to request that my shares be redeemed regardless of whether I vote for or against, or do not vote on, the Extension Proposal?

A.     Yes. Whether you vote for or against the Extension Proposal, or do not vote, and regardless of whether you hold Public Shares on the Record Date, you may elect to redeem your Public Shares. To redeem your Public Shares, you will need to submit a redemption request. See “How do I exercise my redemption rights?” below.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote by:

•        sending a later-dated, signed proxy card addressed to: 167 Madison Avenue Suite 205 #1017, New York, NY 10016, so that it is received on or before the Extraordinary General Meeting; or

•        attending and voting, in person or virtually, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to us, which must be received by us on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot give instruction to vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot give instruction to vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can give instruction to vote your shares only if you provide instructions on how to vote. You should instruct your broker to give instruction to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, the Director Election Proposal or the Adjournment Proposal, assuming a valid quorum is otherwise established.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles. The presence, in person (including via live webcast), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one third (1/3) of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter. Proxies that are returned to us but marked by brokers as “not voted” (so called “broker non-votes”) will not be counted for purposes of determining the existence of a quorum.

Q.     How do I vote?

A.     If you were a holder of record of Ordinary Shares on September 16, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals in person (including via live webcast) at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to give instruction to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on November 4, 2024.

Voting at the Extraordinary Meeting.    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals either in person or virtually.

Virtually.    You can pre-register to attend the Extraordinary General Meeting virtually starting November 6, 2024 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/inflectionpointacquisitionii/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

In Person.    To attend the Extraordinary General Meeting in person, you must reserve your attendance and provide the information described below. You may reserve your attendance by e-mailing a request to Sodali & Co at MITA.info@investor.sodali.com no later than November 4, 2024. Your request should include documentation demonstrating your status as a shareholder of record of the Company. If attending in person, please be prepared to show your photo identification prior to entering the Extraordinary General Meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity. If you are a holder of record of our Ordinary Shares as at the Record Date, you will be admitted to the meeting upon presenting a form of photo identification. If you own Ordinary Shares beneficially through a bank, broker or otherwise, you will be admitted to the Extraordinary General Meeting only upon presenting a form of photo identification, proof of share ownership as at the Record Date and a valid proxy signed by the record holder.

Q.     Does the Board recommend voting “FOR” the approval of the Extension Proposal, the Director Election Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of the Extension Proposal, the Director Election Proposal and the Adjournment Proposal, the Board has determined that each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” the Extension Proposal, the Director Election Proposal and, if necessary, the Adjournment Proposal.

Q.     What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals presented in this proxy statement?

A.     The Sponsor and the Company’s directors and officers have interests in the proposals presented in this proxy statement that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Founder Shares and Private Placement Warrants. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Sponsor and the Company’s Officers and Directors” in this proxy statement.

Q.     Do I have appraisal rights or dissenters’ rights if I object to the proposals presented in this proxy statement?

A.     No. There are no appraisal rights available to the Company’s shareholders in connection with the proposals presented in this proxy statement.

Q.     If I own a Public Warrant, can I exercise redemption rights with respect to my Public Warrants?

A.     No. The holders of warrants issued as part of the Units sold in the IPO (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q.     If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.     No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental Stock Transfer & Trust Company (the “Trustee”) with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using The Depository Trust Company’s (“DTC”) DWAC system, a withdrawal of the relevant Units and a deposit of the corresponding Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.     What do I need to do now?

A.     You should read carefully and consider the information contained in this proxy statement, including the Annex, and to consider how the Extension Proposal, the Director Election Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I exercise my redemption rights?

A.     Each public shareholder may seek to redeem all or a portion of his or her Public Shares if the Extension is implemented, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares regardless of whether such public shareholders vote for or against the Extension Amendment, or do not vote at all, and regardless of whether they hold their shares on the Record Date established for the Extraordinary General Meeting. If the Extension is implemented, the remaining public shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Proposed Business Combination (or any other initial business combination), subject to any limitations set forth in our Articles, as amended. In addition, public shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Proposed Business Combination or another initial business combination by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on November 7, 2024 (two business days prior to the initial scheduled date of the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Proposal, or vote at all, and regardless of whether they hold Public Shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on November 7, 2024 (two business days prior to the initial scheduled date of the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of Public Shares if you continue to hold them until the effective date of the Extension.

A physical share certificate will not be needed if your Public Shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their Public Shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their Public Shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the Extension is implemented. If you delivered your Public Shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the Public Shares (physically or electronically). Such requests may be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their Public Shares in “street name” are required to, prior to 5:00 p.m. Eastern Time, on November 7, 2024 (two business days prior to the initial scheduled date of the Extraordinary General Meeting), either tender their certificates to the transfer agent or deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension is implemented.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder.

Q.     What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.     You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company’s shareholders for a shareholder meeting with respect to the Proposed Business Combination, to be held on a later date.

Q.     Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.     The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Sodali & Co to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Sodali & Co a fee of $30,000.00. The Company will also reimburse Sodali & Co for reasonable and customary out-of-pocket expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Inflection Point Acquisition Corp. II
167 Madison Avenue
Suite 205 #1017
New York, NY 10016

Attention: Michael Blitzer, Chairman and Chief Executive Officer

You may also contact the proxy solicitor for the Company at:

Sodali & Co

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Attention: Donna M. Corso, Managing Director

To obtain timely delivery, the Company’s shareholders must request the materials no later than November 4, 2024, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on November 7, 2024 (two business days before the initially scheduled date of the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company’s shareholders to be held on November 11, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about October 7, 2024 to all shareholders of record of the Company as of September 16, 2024, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on November 11, 2024, at 11:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and via live webcast at: https://www.cstproxy.com/inflectionpointacquisitionii/2024. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, the Company’s shareholders will consider and vote on the following proposals:

•        Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Articles in the form set forth in Annex A to this proxy statement, to extend the date by which the Company has to consummate a Business Combination from November 30, 2024 to August 21, 2025;

•        Proposal No. 2 — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s Board, for a full term of three years or until their successors are elected and qualified or otherwise as provided for by the Articles; and

•        Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares on September 16, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

On the Record Date, there were (i) 25,000,000 issued and outstanding Class A Shares, and (ii) 6,250,000 Class B Shares issued and outstanding.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Extension Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Extension Proposal assuming a quorum is present. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

The Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Director Election Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Director Election Proposal assuming a quorum is present.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing at least one third (1/3) of the voting power of all issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal, the Director Extension Proposal and the Adjournment Proposal.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record, you may vote by mail or in person (including virtually). Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals to be presented at the Extraordinary General Meeting.

Voting by Mail.    You can give instruction to vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Proposal, “FOR” the Director Election Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on November 4, 2024.

Voting at the Extraordinary General Meeting:    If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting and vote with respect to the proposals either in person or virtually.

Virtually.    You can pre-register to attend the Extraordinary General Meeting virtually starting November 6, 2024 (three business days prior to the initial scheduled date of the Extraordinary General Meeting). Enter the URL address into your browser https://www.cstproxy.com/inflectionpointacquisitionii/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Extraordinary General Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker.

In Person.    To attend the Extraordinary General Meeting in person, you must reserve your attendance and provide the information described below. You may reserve your attendance by e-mailing a request to Sodali & Co at MITA.info@investor.sodali.com no later than November 4, 2024. Your request should include documentation demonstrating your status as a shareholder of record of the Company. If attending in person, please be prepared to show your photo identification prior to entering the Extraordinary General Meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity. If you are a holder of record of our Ordinary Shares as at the Record Date, you will be admitted to the meeting upon presenting a form of photo identification. If you own Ordinary Shares beneficially through a bank, broker or otherwise, you will be admitted to the Extraordinary General Meeting only upon presenting a form of photo identification, proof of share ownership as at the Record Date and a valid proxy signed by the record holder.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

For more information on the process for voting in person, see the section entitled “Extraordinary General Meeting of Shareholders — Voting in Person” in this proxy statement.

You will receive a confirmation of your registration by email after the Company receives your registration materials.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on November 11, 2024, at 11:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020 and via live webcast at: https://www.cstproxy.com/inflectionpointacquisitionii/2024. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•        you may send another proxy card with a later date that is received by the Company within the applicable time frame;

•        you may notify us in writing to Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017, New York, NY 10016 before the Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend (in person or via live webcast) the Extraordinary General Meeting, revoke your proxy, and vote yourself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Proposal, the Director Election Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in the Notice of Extraordinary General Meeting in Lieu of an Annual General Meeting and this proxy statement.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co, the Company’s proxy solicitor, at: (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or may send email to IPXX.info@investor.sodali.com.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. The Company has engaged Sodali & Co to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Sodali & Co a fee of $30,000.00. The Company will also reimburse Sodali & Co for reasonable and customary out-of-pocket expenses. The Company and its directors, officers and employees may also solicit proxies on the internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Redemption Rights

Each public shareholder may seek to redeem all or a portion of his or her Public Shares if the Extension is implemented, for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated May 24, 2023, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on November 7, 2024 (two business days prior to the initially scheduled date of the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. Public shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Extension Proposal or vote at all, and regardless of whether they hold Public Shares on the Record Date.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to, prior to 5:00 p.m. Eastern Time, on November 7, 2024 (two business days prior to the initial scheduled date of the Extraordinary General Meeting), either tender their certificates to the transfer agent or deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the transfer agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of the corresponding of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

On the Record Date, the redemption price per Public Share was approximately $10.74, based on the aggregate amount on deposit in the Trust Account of approximately $268.5 million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on October 4, 2024 was $10.83. Accordingly, if the market price and the redemption price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.09 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its public shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, upon implementation of the Extension, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Proposal is not approved, the Company will be required to as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Proposal does not affect your right to elect to redeem their Public Shares in connection with the Proposed Business Combination, or any other business combination, which is a separate and additional redemption right available to the Company’s shareholders.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Proposal.

Interests of the Sponsor and the Company’s Officers and Directors

In considering the recommendation of our Board to vote in favor of the proposals set forth in this proxy statement, shareholders should be aware that, aside from their interests as shareholders, the Sponsor and the Company’s directors and officers have interests in such proposals that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•        If the Extension is not approved and we do not consummate an initial business combination by the Termination Date, the 6,250,000 Class B Ordinary Shares held by the Sponsor (whose managing member is Michael Blitzer, the Company’s Chairman and Chief Executive Officer) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 6,000,000 Private Placement Warrants held by the Sponsor. The Founder Shares had a value of approximately $67.0 million based on the closing price of $10.7165 per Class A Share on Nasdaq on the Record Date and the Private Placement Warrants had an aggregate market value of approximately $1.3 million based on the closing price of $0.21 per Public Warrant on Nasdaq on the Record Date;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination but, if the Extension is not approved and no initial business combination is completed by the Termination Date, so that the Company redeems the Public Shares for a pro rata portion of the funds held in the Trust Account, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, however, pursuant the services and indemnification agreement (as amended), we pay an aggregate of $18,882.02 per month to The Venture Collective LLC, an affiliate of one of our directors, Nicholas Shekerdemian, for the services of Peter Ondishin, Chief Financial Officer, and Kevin Shannon, Chief of Staff;

•        All of our current officers and directors are expected to continue to serve in their roles at least through the completion of an initial business combination and may continue to serve following any potential initial business combination and receive compensation thereafter;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•        Pursuant to a Securities Purchase Agreement, dated as of August 21, 2024, by and among the Company, Michael Blitzer (our Chairman and Chief Executive Officer) and USARE, the Company has agreed to issue at the closing of the Proposed Business Combination, $1,250,000 in stated value of the post-combination company’s 12% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share to Mr. Blitzer in exchange for his forgiveness of 50% of the then-outstanding balance of the convertible promissory note issued to him by us on August 13, 2024. In addition, pursuant to a Securities Purchase Agreement, dated as of August 21, 2024, by and between USARE and Mr. Blitzer, USARE issued 122,549 USARE Class A-2 convertible preferred units and a warrant to purchase up to 31,250 USARE Class A units in exchange for Mr. Blitzer’s promise to forgive, at the closing of the Proposed Business Combination, 50% of the then-outstanding balance of the convertible promissory note issued to him by us on August 13, 2024.

Additionally, if the Extension Proposal is approved and the Company consummates the Proposed Business Combination or another initial business combination, the Sponsor and the Company’s directors and officers may have additional interests as described in a separate proxy statement/prospectus for such transaction.

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

(i)     duty to act in good faith in what the director or officer believes to be in the best interests of the Company as a whole;

(ii)    duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)   directors should not improperly fetter the exercise of future discretion;

(iv)   duty to exercise powers fairly as between different sections of shareholders;

(v)    duty not to put themselves in a position in which there is a conflict between their duty to the Company and their personal interests; and

(vi)   duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the Company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to at least one other entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. Our Articles provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete the Proposed Business Combination or another initial business combination.

Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Michael Blitzer	Kingstown Capital Management, L.P.	Asset management	Founder and Co-Chief Investment Officer
	Kingstown Capital Partners, LLC	Asset management	Managing Member
	Kingstown Management GP LLC	Asset management	Managing Member
	Kingstown Partners Master Ltd, Kingstown Partners II, L.P., Kingstown 1740 Fund, LP and Kingfishers L.P.	Investment Funds	Funds managed by Kingstown Capital Management, LP and Kingstown Management GP LLC
	Intuitive Machines, Inc.	Infrastructure and services company	Director

Nicholas Shekerdemian	The Venture Collective	Venture capital firm focused on the intersection between transformational technology and deep positive impact	Founding Partner
	Headstart AI, Inc.	Technology company	Executive Chairman
	U.K. for Teaching by the Top Ltd.	Consumer EdTech company	Director
	SVT Ventures Ltd.	Venture capital firm	Director

Paula Sutter	ThredUp	Re-commerce platform	Director
	Paula Sutter LLC	Brand advisory consulting	Founder and Chief Executive Officer
	The Venture Collective and its affiliates	Venture capital firm focused on the intersection between transformational technology and deep positive impact	Chairwoman
	Paramount Group, Inc.	Real Estate Investment Trust	Director

Elliot Richmond	Charlie Oscar Group Ltd	E-commerce	Director
	Charlie Oscar Ventures Ltd	Investment holding company	Director
	Ervolution Holdings Limited	Management consulting	Director
	RFHC Ltd	Investment holding company	Director

Erica Dorfman	Brex Inc.		Head of Global Financial Products
	Greylock Capital	Venture capital firm	Scout

Samuel Sayegh	UNCAP Investment Management	Alternative investment management	Co-Founder

Peter Ondishin	Kingstown Capital Management, L.P.	Asset management	Adviser
	The Venture Collective and its affiliates	Venture capital firm focused on the intersection between transformational technology and deep positive impact	Chief Financial Officer

In addition, our Sponsor and our officers and directors may sponsor or form other SPACs similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. As a result, our Sponsor, officers and directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other SPAC with which they may become involved. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination target. However, we do not believe that any such potential conflicts would materially affect our ability to complete the Proposed Business Combination or another initial business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our Sponsor, officers or directors or completing an initial business combination through a joint venture or other form of shared ownership with our Sponsor, officers or directors. In the event we seek to complete an initial business combination with a target that is affiliated (as defined in our amended and restated memorandum and articles of association) with our Sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of the Financial Industry Regulatory Authority or a valuation or appraisal firm stating that the consideration to be paid by us in such an initial business combination is fair to our Company from a financial point of view. We are not required to obtain such an opinion in any other context. Except as described herein, none of our Sponsor or any of our existing officers or directors, or any entity with which they are affiliated, will be paid any finder’s fee, consulting fee or other compensation by the Company prior to, or for any services they render in order to effectuate, the completion of our initial business combination (regardless of the type of transaction that it is). However, we may pay consulting, success or finder fees to our independent directors, our advisors, or their respective affiliates in connection with the consummation of our initial business combination.

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 2, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Proposed Business Combination, or any other initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that the Proposed Business Combination, or any other initial business combination will be consummated prior to the Extended Date. Our ability to consummate the Proposed Business Combination, or any other initial business combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek shareholder approval of the Proposed Business Combination or any other initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with the Proposed Business Combination or any other initial business combination. Even if the Extension is approved at the Extraordinary General Meeting, and even if the Proposed Business Combination, or any other initial business combination, is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination or such other initial business combination, on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Proposed Business Combination or such other initial business combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension is implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Shares. As a result, you may be unable to sell your Class A Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension is implemented.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Our Sponsor owns 20.0% of our issued and outstanding Ordinary Shares. Our Sponsor is exclusively “controlled” for CFIUS purposes by Mr. Blitzer, who is a U.S. citizen, and thus we do not believe that our Sponsor is a “foreign person” as defined in the CFIUS regulations. However, it is possible that non-U.S. persons could be involved in our initial business combination (e.g., as existing shareholders of a target company or as PIPE investors), which may increase the risk that our initial business combination becomes subject to regulatory review, including review by CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our Articles, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days after the end of the applicable time, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.

Changes in laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete the Proposed Business Combination, or any other initial business combination.

We are and will be subject to laws and regulations, and interpretations and applications of such laws and regulations enacted by national, regional, state and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, the Proposed Business Combination or any other initial business combination may be contingent on our ability to comply with certain laws, regulations, interpretations and applications and the post-combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to complete the Proposed Business Combination or any other initial business combination, and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete the Proposed Business Combination or any other initial business combination, and results of operations.

The SEC has recently issued final rules to regulate special purpose acquisition companies. Certain of the procedures that we may determine to undertake in connection with such rules may increase our costs and the time needed to complete the Proposed Business Combination or any other initial business combination and may constrain the circumstances under which we could complete the Proposed Business Combination, or any other initial business combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements for business combination transactions between SPACs such as us and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the Proposed Business Combination, or any other initial business combination, and results of operations.

Certain of the procedures that we may determine to undertake in connection with the 2024 SPAC Rules, or pursuant to the SEC’s views expressed in the 2024 SPAC Rules, may increase the costs and time of completing the Proposed Business Combination, or any other initial business combination, and may make it more difficult to complete such transaction.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Proposed Business Combination or another initial business combination or force us to abandon our efforts to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete the Proposed Business Combination, or any other initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not, and do not plan to, spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The SEC recently provided guidance that the determination of whether a SPAC, like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. By restricting the investment of the proceeds in this manner, and by focusing our directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as described above, we may be deemed to be subject to the Investment Company Act.

Further, under the subjective test of a “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the trust account were invested in the assets discussed above (U.S. government securities or money market funds registered under the Investment Company Act), such assets, other than cash, are “securities” for purposes of the Investment Company Act and, therefore, nevertheless, there is a risk that we could be deemed an unregistered investment company and subject to the Investment Company Act at any time.

If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate the Company. As a result, our public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders and would be unable to realize the potential benefits of the Proposed Business Combination or any other initial business combination, including the possible appreciation of the combined company’s securities. For illustrative purposes, in connection with the liquidation of our Trust Account, our public shareholders may receive only approximately $10.74 per Public Share, which is based on estimates as of the Record Date, or less in certain circumstances, and our warrants may expire worthless.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year (the “netting rule”). In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On April 12, 2024, the Treasury published proposed regulations clarifying many aspects of the Excise Tax, including that where a non-U.S. corporation transfers its assets or is treated as transferring its assets to a U.S. corporation in a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, the corporation is not treated as a U.S. corporation until the day after the reorganization. Furthermore, the proposed Treasury regulations provide that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made generally are not subject to the Excise Tax. The interpretation and operation of certain other aspects of the Excise Tax remain unclear. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. However, there can be no assurance that final Treasury regulations will not adversely affect the accuracy of the below description of the Excise Tax considerations that may be applicable to us if we were to become a “covered corporation” in the future.

We are currently not a covered corporation for purposes of the Excise Tax. Accordingly, we generally would not be subject to the Excise Tax on a redemptions of our shares in connection with the Extension or in connection with our liquidation if the Extension Proposal is not approved or we fail to consummate the Proposed Business Combination or another initial business combination by the Extended Date. If we were to become a covered corporation in the future, whether in connection with the consummation of the Proposed Business Combination or another initial business combination (including if we were to redomicile as a U.S. corporation in connection therewith, as we plan to do in connection with the Proposed Business Combination) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of the Proposed Business Combination or other initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with the Proposed Business Combination, another initial business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of forthcoming final and additional proposed regulations and other guidance from the Treasury. Based on the expected structure of the Proposed Business Combination, we expect to redeem our shares prior to the time we are treated as a U.S. corporation for purposes of the Excise Tax under current proposed Treasury regulations, and thus we currently do not expect that we would be a covered corporation subject to the Excise Tax with respect to any redemptions of shares in connection with the Proposed Business Combination that are treated as repurchases for this purpose. It is possible, however, that final Treasury regulations or other forthcoming guidance is issued that would nevertheless treat us as a covered corporation or otherwise impose the Excise Tax on us with respect to redemptions of our shares in connection with the Proposed Business Combination. In addition, if the redemptions were to be treated as occurring for U.S. federal income tax purposes after we are treated as a U.S. corporation for purposes of the Excise Tax, absent guidance to the contrary, we currently expect that we would be subject to the Excise Tax with respect to any such redemptions that are treated as repurchases for this purpose (although in such case the netting rule generally is expected to be available with respect to such redemptions of our shares and our issuance of stock in connection with the Proposed Business Combination to reduce the amount of Excise Tax imposed on us, if any).

As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete the Proposed Business Combination, or another initial business combination, and may affect our ability to complete any business combination or fund future operations.

If the Adjournment Proposal is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Extension Proposal, the Board may not have the ability to adjourn the Extraordinary General Meeting to a later date in circumstances where such adjournment is necessary to permit the Extension to be approved.

If the Adjournment Proposal is not approved, and a quorum is present but an insufficient number of votes have been obtained to approve the Extension Proposal, the Board may not have the ability to adjourn the Extraordinary General Meeting to a later date in order to solicit further votes. In such event, the Extension Proposal will not be approved and the Company will be forced to redeem the Public Shares for a pro rata portion of the funds held in the Trust Account within ten business days of the Termination Date.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Overview

The Company’s prospectus for its IPO and its Articles provide that the Company has until November 30, 2024 to complete an initial business combination. The Company is proposing to amend, by special resolution, its Articles to extend the date by which the Company must consummate an initial business combination to the Extended Date, August 21, 2025. The text of the proposed special resolution is set forth as the resolution in Annex A to this proxy statement.

As previously disclosed, on August 21, 2024, the Company entered into the Business Combination Agreement with USARE and Merger Sub. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on August 22, 2024. The purpose of the Extension Proposal is to allow the Company additional time to complete the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension.

While the Company is working toward satisfaction of the conditions to complete the Proposed Business Combination, the Board currently believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination. In addition, pursuant to the Business Combination Agreement, the Company is obligated to complete and implement the Extension. If the Company fails to obtain shareholder approval of the Extension Proposal, USARE will be entitled to terminate the Business Combination Agreement.

If the Extension Proposal is not approved, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

Reasons for the Extension Proposal

While the Company is working toward satisfaction of the conditions to complete the Proposed Business Combination, there will not be sufficient time before the Termination Date to complete the Proposed Business Combination or any other initial business combination. In addition, pursuant to the Business Combination Agreement, the Company is obligated to complete and implement the extension. If the Company fails to obtain shareholder approval of the Extension Proposal, USARE will be entitled to terminate the Business Combination Agreement. Given the Company’s expenditure of time, effort and money searching for an initial business combination and negotiating the Proposed Business Combination, the Board believes that in order for the Company to have sufficient time to complete the Proposed Business Combination or another initial business combination, to enable the Company to meet its obligations under the Business Combination Agreement and to provide shareholders the opportunity to consider an investment opportunity in connection with the Proposed Business Combination or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, it is in the best interests of the Company’s shareholders to adopt the Extension Proposal and extend the date by which the Company has to consummate an initial business combination to August 21, 2025, the Extended Date. The Company is also proposing to eliminate its right to withdraw up to $100,000 of interest to pay dissolution expenses in the event it does not complete the Proposed Business Combination or another initial business combination in order to reduce the expenses that would be borne in such circumstances by any public shareholders who do not redeem their Public Shares in connection with the Extension. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

The Sponsor has waived redemption rights with respect to the 6,250,000 Class B Ordinary Shares that it owns. There will be no distribution from the Trust Account with respect to the Company’s warrants in the event the Company liquidates and dissolves the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved and the Extension is implemented, the Company intends to file the amendment to the Articles in the form of Annex A hereto with the Cayman Islands Registrar of Companies to extend the time it has to complete the Proposed Business Combination, or, if the Business Combination Agreement is terminated in accordance with its terms, another initial business combination, until the Extended Date. The Company will then continue to attempt to consummate the Proposed Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

You are not being asked to vote on the Proposed Business Combination at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Proposed Business Combination will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Proposed Business Combination, and the related right of the Company’s shareholders to redeem in connection with the Proposed Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $268.6 million that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete the Proposed Business Combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

Each public shareholder may seek to redeem all or a portion of his or her Public Shares if the Extension is implemented, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares regardless of whether such public shareholders vote for or against the Extension Amendment, or do not vote at all, and regardless of whether they hold their shares on the Record Date (as defined below) established for the Extraordinary General Meeting. If the Extension is implemented, the remaining public shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Proposed Business Combination (or any other initial business combination), subject to any limitations set forth in our Articles, as amended. In addition, public shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Proposed Business Combination or another initial business combination by the Extended Date. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for more information.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Proposal is approved and the Extension is implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of Units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Class B ordinary shares (or Class A ordinary shares issued upon conversion of such Class B ordinary shares) or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that acquired their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their Public Shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Holder (including a Holder that votes in favor of the Extension Proposal) who does not elect to redeem its Public Shares will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. Court can exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants by the U.S. Holder.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). Prior to the Company’s Proposed Business Combination, the Public Shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of Public Shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “Tax Effects of Exercising Redemption Rights — Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section “Tax Effects of Exercising Redemption Rights — Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. It is unclear, however, whether certain the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period of the Public Shares for this purpose. If the running of the holding period for the Public Shares is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a redemption that is treated as a sale of the Public Shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually.

PFIC Status of the Company

Because the Company is a blank check company with no current active business, and based upon the composition of its income (i.e., interest and dividends) and assets (e.g., cash), and upon a review of its financial statements, the Company believes that it likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its Public Shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such Public Shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such Public Shares, any gain recognized by the U.S. Holder on the sale or other disposition of such Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “Excess Distribution Regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s Public Shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

•        the amount allocated to each other taxable year (or portion thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year or portion thereof (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the Excess Distribution Regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares generally would not be subject to the Excess Distribution Regime discussed above in connection with the redemption of Public Shares, and instead any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the Public Shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the Excess Distribution Regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the Excess Distribution Regime discussed above under the section entitled “Passive Foreign Investment Company Rules — Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF Election, purging election, and MTM Election are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of

Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid certain U.S. information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a tax treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal non-income, state or local or non-U.S. tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Vote Required for Approval

The approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least a two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Extension Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Extension Proposal assuming a quorum is present. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Proposal is set forth as the resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE EXTENSION PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the Company’s Officers, Directors and Others” for a further discussion.

PROPOSAL NO. 2 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our board of directors consists of six members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the first class of directors, which consists of Erica Dorfman and Elliot Richmond, will expire at the Extraordinary General Meeting. The term of office of the second class of directors, which consists of Paula Sutter and Samuel Sayegh, will expire at the second annual general meeting (or extraordinary general meeting in lieu thereof). The term of office of the third class of directors, which consists of Michael Blitzer and Nicholas Shekerdemian, will expire at the third annual general meeting (or extraordinary general meeting in lieu thereof).

At the Extraordinary General Meeting, two Class I directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal, in accordance with and subject to the Articles. The Board has nominated each of Erica Dorfman and Elliot Richmond for re-election as Class I directors. The biographies of Erica Dorfman and Elliot Richmond are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Director Election Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Director Election Proposal assuming a quorum is present. Approval of the Extension Proposal is a condition to the implementation of the Extension. However, the Board will retain the right to abandon and not implement the Extension Amendment.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the Director Election Proposal is as follows:

“RESOLVED, as an ordinary resolution that, each of Erica Dorfman and Elliot Richmond be elected as a Class I director of the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal, in accordance with and subject to the Articles.”

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF ERICA DORFMAN AND ELLIOT RICHMOND.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the sections entitled “Directors, Executive Officers and Corporate Governance — Conflicts of Interest” and “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by holders of the issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary Meeting and will have no effect on the outcome of the Adjournment Proposal assuming a quorum is present.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or the Board determines that additional time is necessary to effectuate the Extension be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the Company’s Officers, Directors and Others” for a further discussion.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

Our directors and executive officers are as follows:

Name	Age	Position
Michael Blitzer	47	Chairman and Chief Executive Officer
Nicholas Shekerdemian	29	Director
Paula Sutter	57	Director
Elliot Richmond	45	Director
Erica Dorfman	35	Director
Samuel Sayegh	35	Director
Peter Ondishin	37	Chief Financial Officer

Michael Blitzer has been our Chairman and Chief Executive Officer since March 2023, having previously served as co-Chief Executive Officer and director of Inflection Point Acquisition Corp. (“IPAX”) from February 2021 to February 2023. Mr. Blitzer is the founder and co-CEO of Kingstown Capital Management, which he founded in 2006 and grew to a multi-billion asset manager with some of the world’s largest endowments and foundations as clients. Over 17 years, Kingstown has invested in public and private equities, SPACs, PIPEs, and derivatives. At Kingstown, Mr. Blitzer oversaw and participated in nearly all the firm’s investment decisions including countless public and private investments in disruptive growth industries. Mr. Blitzer brings an in-depth understanding of public markets and has invested in a variety of corporate transactions such as spin-offs, rights offerings, public offerings, privatizations, and mergers & acquisitions. He currently sits on the board of directors and audit committee of Intuitive Machines, Inc. (Nasdaq: LUNR). He was also a public company director of Signature Group Holdings after its exit from bankruptcy in 2011, where he also sat on the audit committee, and was on the board of directors of the European mutual fund TREND AD. Mr. Blitzer began his Wall Street career at J.P. Morgan Securities in 1999 advising companies globally in private debt and equity capital raises followed by work at the investment fund Gotham Asset Management, which was founded by the author and investor Joel Greenblatt. Mr. Blitzer taught courses in Investing at Columbia Business School for five years in the 2010s. He holds an MBA from Columbia Business School and a B.S. from Cornell University where he received the Cornell Tradition Fellowship. Mr. Blitzer currently sits on the Executive Advisory Board of the Heilbrunn Center for Graham & Dodd Investing at Columbia Business School and is a trustee of Greens Farms Academy in Westport, CT where he is also Treasurer and Chair of the Investment Committee. We believe Mr. Blitzer is qualified to serve on our board of directors due to his extensive investment, financial, managerial and oversight experience as an investor and board member.

Nicholas Shekerdemian has served on our board of directors since May 24, 2023. Mr. Shekerdemian previously served as a director of Inflection Point Acquisition Corp. (Nasdaq: IPAX) from February 2021 to February 2023. Mr. Shekerdemian is the Founding Partner of The Venture Collective, a venture capital firm founded in October 2019 focused on solving the world’s largest problems. The Venture Collective is backed by a series of exited founders, hedge fund managers and Fortune 500 executives and has invested in the likes of Axiom Space, Infogrid, Builder.ai, LifeBiosciences and HelixNano. Mr. Shekerdemian was previously Founder and CEO, from January 2016 to January 2019, and Chairman from January 2019 to August 2022, of a venture backed business called Headstart (sold to Silverback United, Inc. in August 2022). At Headstart, he received backing from investors including Peter Thiel, Y Combinator, FoundersX Ventures, Hack VC, Plug and Play, and the founders of Zynga and Unity. Mr. Shekerdemian is an advisor to the United Nations on education through the United National Technology Innovation Lab (UNTIL). Personally, Mr. Shekerdemian is an active angel investor with 50+ investments spanning consumer, enterprise software and biotech. We believe Mr. Shekerdemian is qualified to serve on our board of directors due to his managerial, operational and investment experience as a founder, officer and investor.

Paula Sutter has served on our board of directors since May 24, 2023. Ms. Sutter previously served as Executive Chairwoman of IPAX from February 2021 to February 2023. Ms. Sutter began her career over 25 years ago at the Donna Karan Company serving in a variety of roles. She currently serves on the board of ThredUp Inc. (“ThredUp”), a high-growth re-commerce platform backed by Goldman Sachs and Park West.

Ms. Sutter served as Global President of Diane von Furstenberg (“DvF”) from 1999 to 2013. She joined DvF with the task of relaunching and rebuilding the brand. Ms. Sutter led DvF’s transformative growth and developed a vast range of accessories and home furnishings, spearheading the company’s evolution into a true lifestyle omnichannel brand. During her tenure, she built the business from its commercial launch to an iconic international brand, expanding its global footprint of freestanding DvF stores, launching DvF.com as well as establishing a substantial presence in department stores worldwide.

From 2014 to 2017, Ms. Sutter was Operating Partner at TSG Consumer Partners and CEO of TSG Fashion (collectively, “TSG”). As group CEO, Ms. Sutter provided hands-on strategic planning as well as operational and management strategy to her portfolio, which included Revolve Group, Inc. (NYSE: RVLV) (“Revolve”), Forward by Elyse Walker, Alexis Bittar, Backcountry, and Paige Denim. During her tenure at TSG, Ms. Sutter was deeply involved in the management and sales processes for Paige Denim and Alexis Bittar. Ms. Sutter was also instrumental in driving topline growth and margin expansion at Revolve which resulted in a successful initial public offering of the business in 2019. Additionally, Ms. Sutter helped source and diligence new investment opportunities in the broader apparel and retail space.

After leaving TSG Consumer Partners, Ms. Sutter founded Paula Sutter LLC, a brand advisory consulting firm focused on strategic planning, top line growth initiatives and product development and expansion. Beginning in 2018, she worked closely with several private PE- and VC-backed companies, including Alexander Wang, Mackage and MeUndies Inc. in both advisory and board of director roles, as well as advising investment firms including Lee Equity Interluxe and Permira. Ms. Sutter is also a Series A investor in Allbirds, Inc. We believe Ms. Sutter is qualified to serve on our board of directors due to her extensive managerial, operational, oversight and investment experience as an officer, board member and investor of consumer brands.

Elliot Richmond has served on our board of directors since May 24, 2023. He was the CFO and a director of Ahren Acquisition Corp. from April 2021 until June 2023. Mr. Richmond has had a successful 20-year career in investment banking, during which he was honored by Financial News’ “40 Under 40 Rising Stars in Investment Banking.” He was previously a Partner and Managing Director at Moelis & Company (from 2012 to 2019). Prior to joining Moelis & Company in 2011, Mr. Richmond was Director of UK Investment Banking, and Head of UK ECM, at Bank of America Merrill Lynch. Throughout his career, Mr. Richmond has advised on over $75 billion worth of domestic and cross-border mergers & acquisitions and equity offerings. Notable transactions where he has taken a leadership role include WS Atkins $3.2 billion sale to SNC-Lavalin, ICI’s $16 billion sale to Akzo Nobel, WPP’s $2 billion hostile acquisition of TNS, and Dubai World’s $3.5 billion acquisition of Economic Zones FZE and LSE delisting. Alongside his investment banking career, Mr. Richmond is also an experienced early-stage investor, having partaken in over 100 private pre-seed through Series C equity investments across a variety of sectors in the UK and the US. He holds a B.Sc. in Economics from University College London and has also partaken in the Wharton School’s Merrill Lynch Investment Banking Institute. We believe Mr. Richmond is qualified to serve on our board of directors due to his extensive investment, financial and managerial experience as an investor and director.

Erica Dorfman has served on our board of directors since May 24, 2023. She currently serves as of Brex’s Head of Global Financial Products and is responsible for the development of financial products spanning cards, payments, cash movement, reimbursements, credit limits, billing, and pricing. She was previously the President of Brex Cash from 2019-2022 and led Brex’s application for a bank charter. Ms. Dorfman previously served as CFO and COO of Tally Technologies from 2018-2019 where she secured a $50 million Series C financing for the Company anchored by Andreessen Horowitz. Prior to Tally Technologies, Ms. Dorfman served as Vice President of Capital Markets at SoFi from 2016-2018, overseeing over $10 billion of transactions across asset sales, bank and asset manager warehouses, and 15+ securitizations across student loans, consumer unsecured loans, and mortgage. Ms. Dorfman served as a private equity associate at BDT Capital Partners from 2013-2016, and she began her career in investment banking at J.P. Morgan covering industrials companies from 2011-2013. Ms. Dorfman is an Angel Investor with investments personally across fintech and B2B software. She received Forbes 30 Under 30 recognition in 2019. We believe Ms. Dorfman is qualified to serve on our board of directors due to her extensive investment, financial and managerial experience as an officer and investor.

Samuel Sayegh has served on our board of directors since May 24, 2023. Mr. Sayegh is the co-founder of UNCAP Investment Management, an alternative investment firm focused on the digital assets and blockchain space founded in 2021. He is also a shareholder in the management companies of other alternative asset managers. Previously, Mr. Sayegh served from 2018 to 2021 as the CFO and Head of the Defense and Intelligence business unit at SPARK Neuro, a Peter Thiel-backed neuroscience software company that has raised over $33 million. Before that, Mr. Sayegh ran his own consulting business called Palm Advisory services from 2014-2017. Earlier in his career, Mr. Sayegh worked on the consumer and education teams at LLR Partners, a private equity firm that has raised over $5 billion since inception. He began his career in investment banking in the industrials group at RBS. Mr. Sayegh attended the University of Pennsylvania, where he graduated in 2011 with a B.S. from the Wharton School and a B.A. from the College of Arts & Sciences. We believe Mr. Sayegh is qualified to serve on our board of directors due to his extensive investment, financial and managerial experience as an officer and investor.

Peter Ondishin has been our CFO since April 2023, and he was previously associated with IPAX. Mr. Ondishin has been the CFO of Kingstown Capital Management since August 2020, and he was previously the Controller of Kingstown from April 2019 to August 2020. Since June 2023, Mr. Ondishin has been the CFO of The Venture Collective. Mr. Ondishin was the Assistant Controller for Atlantic Investment Management from January 2016 to March 2019. Before that, Mr. Ondishin worked as an accountant for Fir Tree Partners from January 2014 to January 2016. Mr. Ondishin began his career in assurance at PwC. Mr. Ondishin holds a B.A. and an MBA from Rutgers University, and he is also Certified Public Accountant.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors consists of six members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the first class of directors, which consists of Erica Dorfman and Elliot Richmond, will expire at the Extraordinary General Meeting. The term of office of the second class of directors, which consists of Paula Sutter and Samuel Sayegh, will expire at the second annual general meeting (or extraordinary general meeting in lieu thereof). The term of office of the third class of directors, which consists of Michael Blitzer and Nicholas Shekerdemian, will expire at the third annual general meeting (or extraordinary general meeting in lieu thereof).

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Legal Proceedings

From time to time, we may become involved in legal proceedings relating to claims arising from the ordinary course of business. To the knowledge of our management team, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Director Independence

Nasdaq rules require that a majority of our board of directors be independent. An “independent director” is defined generally as a person who, in the opinion of the Company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Our board of directors have determined that Paula Sutter, Elliot Richmond, Erica Dorfman and Samuel Sayegh are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that was approved by our board and has the composition and responsibilities described below.

Audit Committee

Our board of directors has established an audit committee. Samuel Sayegh, Paula Sutter, Erica Dorfman and Elliot Richmond serve as the members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Samuel Sayegh, Paula Sutter, Erica Dorfman and Elliot Richmond are each independent.

Samuel Sayegh serves as the chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Samuel Sayegh qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. UHY LLP, the Company’s independent registered public accounting firm (“UHY”), is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with UHY the overall scope and plans of their audit. We met with UHY, with and/or without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2023, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2023, and for the period then ended; (ii) discussed with UHY the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from UHY required by applicable requirements of the PCAOB regarding UHY communications with the audit committee regarding independence; and (iv) discussed with UHY their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Samuel Sayegh (Chair)

Paula Sutter

Erica Dorfman

Elliot Richmond

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

Our board of directors has established a compensation committee. The members of our compensation committee are Paula Sutter, Samuel Sayegh, Erica Dorfman and Elliot Richmond. Paula Sutter serves as chair of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have a compensation committee of at least two members, all of whom must be independent. Paula Sutter, Samuel Sayegh, Erica Dorfman and Elliot Richmond are each independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e) (2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our board of directors. Our board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Paula Sutter, Elliot Richmond, Erica Dorfman and Samuel Sayegh. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for appointment at the next annual general meeting (or, if applicable, an extraordinary general meeting in lieu thereof). Our shareholders that wish to nominate a director for appointment to our board of directors should follow the procedures set forth in our amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2023, there was one regularly scheduled or special meeting of the Board and the Board acted by unanimous written consent in lieu of a meeting four times.

During the fiscal year ended December 31, 2023, there were three regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not act by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2023, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not act by unanimous written consent in lieu of a meeting.

No director attended fewer than 75% of the aggregate of the total number of meetings of Board or the committees on which he or she served.

We encourage all of our directors to attend our annual general meetings of stockholders. The Extraordinary General Meeting will be the first annual or extraordinary general meeting of shareholders of the Company.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”) that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. However, pursuant the Services and Indemnification Agreement, we will pay an aggregate of $18,882.02 (as amended) per month to TVC, an affiliate of one of our directors, Nicholas Shekerdemian, for the services of Peter Ondishin, Chief

Financial Officer, and Kevin Shannon, Chief of Staff. Pursuant to the initial terms of the Services and Indemnification Agreement, signed on May 24, 2023, we agreed to pay TVC an aggregate $27,083.33. This was later amended on March 28, 2024, when the parties agreed to reduce the monthly fee to $17,708.33 for the period from January 1, 2024 to January 31, 2024, and to $24,091.00 for the period after February 1, 2024. Recently, on August 13, 2024, we amended the terms of the agreement again, effective as of April 1, 2024, to reduce the monthly fee from $24,091.00 to an aggregate of $18,882.02. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Further, we may pay consulting, success or finder fees to our independent directors, our advisors, or their respective affiliates in connection with the consummation of our initial business combination.

We have agreed, pursuant to the Services and Indemnification Agreement with our Sponsor, TVC, Peter Ondishin and Kevin Shannon relating to the monthly payment for the services of Peter Ondishin and Kevin Shannon described above, that we will indemnify our Sponsor and TVC from any claims arising out of or relating to the IPO or the Company’s operations or conduct of the Company’s business or any claim against our Sponsor and/or TVC alleging any expressed or implied management or endorsement by our Sponsor and/or TVC of any of the Company’s activities or any express or implied association between our Sponsor and/or TVC, on the one hand, and the Company or any of its other affiliates, on the other hand, which agreement provides that the indemnified parties cannot access the funds held in our Trust Account. The Services and Indemnification Agreement also provides that Peter Ondishin and Kevin Shannon cannot access the funds held in our Trust Account.

Pursuant to a Securities Purchase Agreement, dated as of August 21, 2024, by and among the Company, Michael Blitzer (our Chairman and Chief Executive Officer) and USARE, the Company has agreed to issue at the closing of the Proposed Business Combination, $1,250,000 in stated value of the post-combination company’s 12% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share to Mr. Blitzer in exchange for his forgiveness of 50% of the then-outstanding balance of the convertible promissory note issued to him by us on August 13, 2024. In addition, pursuant to a Securities Purchase Agreement, dated as of August 21, 2024, by and between USARE and Mr. Blitzer, USARE issued 122,549 USARE Class A-2 convertible preferred units and a warrant to purchase up to 31,250 USARE Class A units in exchange for Mr. Blitzer’s promise to forgive, at the closing of the Proposed Business Combination, 50% of the then-outstanding balance of the convertible promissory note issued to him by us on August 13, 2024

We may also engage our Sponsor or an affiliate of our Sponsor as an advisor or otherwise in connection with our initial business combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with the combined company may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation.

Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with the combined company after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with the combined company after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•        each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s issued and outstanding Ordinary Shares;

•        each of the Company’s executive officers and directors that beneficially owns Ordinary Shares; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

The beneficial ownership of the Company’s Ordinary Shares is based on 31,250,000 Ordinary Shares issued and outstanding as of the Record Date, which includes 25,000,000 Class A ordinary shares and 6,250,000 Class B ordinary share. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying outstanding warrants of the Company because these securities are not exercisable within 60 days of the Record Date.

	Class A Ordinary Shares Number of Shares Beneficially Owned	Class B Ordinary Shares(2) Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)
Inflection Point Holdings II LLC (our Sponsor)(3)	—	6,250,000	20.0%
Michael Blitzer	—	6,250,000	20.0%
Nicholas Shekerdemian	—	—	—
Paula Sutter	—	—	—
Elliot Richmond	—	—	—
Erica Dorfman	—	—	—
Samuel Sayegh	—	—	—
Peter Ondishin	—	—	—
All officers and directors as a group (7 individuals)	—	—	20.0%
Wealthspring Capital LLC(4)	2,996,833	—	9.6%
The HGC Fund LP(5)	2,425,000	—	7.8%
Polar Asset Management Partners Inc.(6)	1,500,000	—	4.8%
Periscope Capital Inc.(7)	1,290,200	—	4.1%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Inflection Point Acquisition Corp. II, 167 Madison Avenue, Suite 205 #1017, New York, NY 10016.

(2)      If the Extension Amendment Proposal is approved, the Sponsor has indicated it will elect to convert 6,000,000 Class B Shares, on a one-for-one basis, into an aggregate of 6,000,000 Class A Shares. Following the conversion, such shares will vote together with the Public Shares on the Proposed Business Combination; however, as such shares were not issued as part of our IPO, such shares would not be entitled to any funds held in the Trust Account, including any interest thereon.

(3)      Inflection Point Holdings II LLC, our Sponsor, is the record holder of such shares. Michael Blitzer is the sole managing member of Inflection Point Holdings II LLC and holds voting and investment discretion with respect to the ordinary shares held of record by Infection Point Holdings II LLC. Michael Blitzer disclaims any beneficial ownership of the securities held by Inflection Point Holdings II LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      According to a Schedule 13G/A filed on February 8, 2024, interests shown are held by (i) Wealthspring Capital LLC, a Delaware limited liability company (“Wealthspring Capital”), and (ii) Matthew Simpson, a United States citizen. Mr. Simpson is a manager of Wealthspring Capital. The principal business address of such persons is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(5)      According to a Schedule 13G filed on February 14, 2024, interests shown are held by (i) HGC Investment Management Inc., a company incorporated under the laws of Canada (“HGC Investment Management”), and (ii) The HGC Fund LP, an Ontario limited partnership (“HGC Fund”). HGC Investment Management serves as the investment manager to HGC Fund. The principal business address of such persons is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(6)      According to a Schedule 13G filed on February 13, 2024, interests shown are held by Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”). Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor with respect to the shares directly held by PMSMF. The principal business address of such persons is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      According to a Schedule 13G filed on February 9, 2024, Periscope Capital Inc. (“Periscope”) is the beneficial owner of 779,900 Class A ordinary shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 510,300 Class A ordinary shares. The principal business address of such persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving the Proposed Business Combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post-combination company. You should direct any proposals to us at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the charter you must give timely notice of the nomination or the matter, in writing, to us. The Company expects that it would notify shareholders of the deadline for submitting a proposal or nominating a person for election to the board of directors for its next annual general meeting following the completion of the Proposed Business Combination.

If the Extension Proposal is not approved, the Company will be forced to, as promptly as reasonably possible but not more than ten business days after the Termination Date, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the warrants may be worthless.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Inflection Point Acquisition Corp. II
167 Madison Avenue, Suite 205 #1017
New York, NY 10016
Attention: Michael Blitzer, Chairman and Chief Executive Officer

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Inflection Point Acquisition Corp. II
167 Madison Avenue, Suite 205 #1017
New York, NY 10016

Attention: Michael Blitzer, Chairman and Chief Executive Officer

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: IPXX.info@investor.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by November 4, 2024, five business days prior to the initial scheduled date of the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF
INFLECTION POINT ACQUISITION CORP. II

The Extension Proposal

RESOLVED, as a special resolution, THAT:

Effective as of the earlier of the filing this amendment with the Cayman Registrar and November 29, 2024, unless the Board earlier abandons this amendment, the text of Article 51.7 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In the event that the Company does not consummate a Business Combination by August 21, 2025, such earlier time as the Directors may approve or such later time as the Members may approve in accordance with the Articles, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company, divided by the number of then issued Public Shares, which redemption will constitute full and complete payment for such Public Shares and completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions or other distributions, if any), subject to any obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Effective as of the earlier of the filing this amendment with the Cayman Registrar and November 29, 2024, unless the Board earlier abandons this amendment, the text of Article 51.8 of the Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced by the following:

In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by August 21, 2025, such earlier time as the Directors may approve or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other material provisions relating to Members’ rights or pre-initial Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 10, 2024. INFLECTION POINT ACQUISITION CORP. II INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12 digit control number to vote electronically at the Extraordinary General Meeting. To attend the Extraordinary General Meeting, visit: https://www.cstproxy.com/ inflectionpointacquisitionii/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Company’s current Amended and Restated Memorandum of Association and Articles of Association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which the Company has to consummate a Business Combination (as defined in the Articles) (the “Extension”) from November 30, 2024 (the “Termination Date”) to August 21, 2025 (as extended, the “Extended Date” and such proposal, the “Extension Proposal”); Proposal No. 2 — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s board of directors (the “Board”), for a full term of three years or until their successors are elected and qualified or their earlier resignation or removal in accordance with and subject to the Articles (the “Director Election Proposal”); and FOR AGAINST ABSTAIN Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal or if the Board determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). Proposal No. 2 — Director Election Proposal — To approve, as an ordinary resolution, the election of each of Erica Dorfman and Elliot Richmond as Class I directors of the Company’s board of directors (the “Board”), for a full term of three years or until their successors are elected and qualified or their earlier resignation or removal in accordance with and subject to the Articles (the “Director Election Proposal”); and CONTROL NUMBER Signature Signature, if held jointly Date 2024. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .

2024 Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on November 11, 2024. To view Notice of Extraordinary General Meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and to Attend the Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders, please go to: https://www.cstproxy.com/inflectionpointacquisitionii/2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS INFLECTION POINT ACQUISITION CORP. II The undersigned appoints Michael Blitzer and Peter Ondishin, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Inflection Point Acquisition Corp. II (the “Company”) held of record by the undersigned at the close of business on September 16, 2024 at the Extraordinary General Meeting of in Lieu of an Annual General Meeting of Shareholders and any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)